Exhibit 10.46

JPMorgan Chase Bank, N.A.

Global Trade Services

131 South Dearborn, 5th Floor

Mail Code: ILI-0236

Chicago, IL 60603-5506

APR 19, 2012

OUR L/C NO.: CTCS-394410

IRREVOCABLE STANDBY LETTER OF CREDIT NO. CTCS-394410

DATE: APRIL 19, 2012

BENEFICIARY:

MEADOWS OFFICE, L.L.C.

301 ROUTE 17 NORTH

RUTHERFORD, NJ 07070

BY ORDER OF:

APPLICANT:

CANCER GENETICS, INC.

201 ROUTE 17 NORTH, 2ND FLOOR

RUTHERFORD, NJ 07070

WE HEREBY ESTABLISH IN YOUR FAVOR OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. CTCS-394410 FOR THE ACCOUNT OF CANCER GENETICS, INC., FOR AN AMOUNT OR AMOUNTS NOT TO EXCEED IN THE AGGREGATE USD 250,000.00 (TWO HUNDRED FIFTY THOUSAND AND NO/100 U.S. DOLLARS) AVAILABLE BY YOUR DRAFTS AT SIGHT DRAWN ON JPMORGAN CHASE BANK, N.A., CHICAGO, IL, EFFECTIVE IMMEDIATELY AND EXPIRING AT OUR OFFICE ON MARCH 31, 2013.

WE ARE INFORMED THAT THIS LETTER OF CREDIT IS ISSUED RELATIVE TO THAT CERTAIN LEASE DATED OCTOBER 9, 2007, INCLUDING ANY AMENDMENTS AND RESTATEMENTS THERETO BETWEEN CANCER GENETICS, INC., AS TENANT AND MEADOWS OFFICE, L.L.C., AS LANDLORD (THE ‘LEASE’) FOR PREMISES LOCATED AT 201 ROUTE 17 NORTH, RUTHERFORD, NEW JERSEY.

FUNDS UNDER THIS LETTER OF CREDIT ARE AVAILABLE AGAINST YOUR DRAFT(S) AS HEREIN ABOVE SET FORTH MARKED “DRAWN UNDER JPMORGAN CHASE BANK, N.A. LETTER OF CREDIT NO. CTCS-394410 DATED APRIL 19, 2012”.

PARTIAL AND MULTIPLE DRAWINGS ARE PERMITTED.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT THE EXPIRATION DATE SHALL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE (1) YEAR FROM THE EXPIRATION DATE HEREOF OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST NINETY (90) DAYS PRIOR TO SUCH EXPIRATION DATE WE SEND NOTICE TO YOU BY

130655 Merima DajdZic	Page 1 of 3

JPMorgan Chase Bank, N.A.

Global Trade Services

131 South Dearborn, 5th Floor

Mail Code: ILI-0236

Chicago, IL 60603-5506

APR 19, 2012

OUR L/C NO.: CTCS-394410

CERTIFIED MAIL OR BY HAND-DELIVERED COURIER, AT THE ADDRESS STATED ABOVE, THAT WE ELECT NOT TO EXTEND THIS LETTER OF CREDIT FOR ANY SUCH ADDITIONAL PERIOD. HOWEVER IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND THE FINAL EXPIRY DATE OF MARCH 31, 2018. UPON SUCH NOTICE TO YOU, YOU MAY DRAW ON US AT SIGHT FOR AN AMOUNT NOT TO EXCEED THE BALANCE REMAINING IN THIS LETTER OF CREDIT WITHIN THE THEN-APPLICABLE EXPIRY DATE.

THIS LETTER OF CREDIT IS TRANSFERABLE, BUT ONLY IN ITS ENTIRETY, AND MAY BE SUCCESSIVELY TRANSFERRED. TRANSFER OF THIS LETTER OF CREDIT SHALL BE EFFECTED BY US UPON YOUR SUBMISSION OF THIS ORIGINAL LETTER OF CREDIT, INCLUDING ALL AMENDMENTS, IF ANY, ACCOMPANIED BY THE ATTACHED TRANSFER REQUEST FORM DULY COMPLETED AND SIGNED, WITH THE SIGNATURE THEREON AUTHENTICATED BY YOUR BANK. IN ANY EVENT, THIS LETTER OF CREDIT MAY NOT BE TRANSFERRED TO ANY PERSON OR ENTITY THAT IS THE SUBJECT OF ANY BOYCOTT, SANCTION OR EMBARGO UNDER ANY APPLICABLE RESTRICTIONS.

CHARGES AND FEES RELATED TO SUCH TRANSFER WILL BE FOR THE ACCOUNT OF THE APPLICANT.

IN CASE OF ANY TRANSFER UNDER THIS LETTER OF CREDIT, THE DRAFT AND ANY REQUIRED STATEMENT MUST BE EXECUTED BY THE TRANSFEREE.

WE ENGAGE WITH YOU THAT DRAFTS DRAWN UNDER AND IN CONFORMITY WITH THE TERMS AND CONDITIONS OF THIS CREDIT WILL BE DULY HONORED ON PRESENTATION IF PRESENTED ON OR BEFORE THE EXPIRATION DATE AT OUR COUNTERS AT 131 SOUTH DEARBORN, 5TH FLOOR, MAIL CODE: IL1-0236, ATTN: STANDBY LETTERS OF CREDIT UNIT, CHICAGO, IL 60603-5506. THE ORIGINAL LETTER OF CREDIT MUST ACCOMPANY THE DOCUMENTS REQUIRED UNDER THIS CREDIT FOR ENDORSEMENT.

DRAWINGS UNDER THIS LETTER OF CREDIT PRESENTED BY TELEFACSIMILE (“FAX”) TO FAX NUMBER 312-233-2266, OR ALTERNATELY TO FAX NUMBER 312-233-2264 ARE ACCEPTABLE, UNDER TELEPHONE PRE-ADVICE TO 1-800-634-1969, OPTION NO. 1, PROVIDED THAT SUCH FAX PRESENTATION IS RECEIVED ON OR BEFORE THE EXPIRY DATE ON THIS INSTRUMENT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT. FURTHER PRESENTATION OF ORIGINAL DOCUMENTS IS NOT REQUIRED.

130655 Merima Dajdzic	Page 2 of 3

JPMorgan Chase Bank, N.A.

Global Trade Services

131 South Dearborn, 5th Floor

Mail Code: ILI-0236

Chicago, IL 60603-5506

APR 19, 2012

OUR L/C NO.: CTCS-394410

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, AND, EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (2007 REVISION), INTERNATIONAL CHAMBER OF COMMERCE - PUBLICATION NO. 600, AND IN THE EVENT OF ANY CONFLICT, THE LAWS OF THE STATE OF NEW YORK WILL CONTROL, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

PLEASE ADDRESS ALL CORRESPONDENCE REGARDING THIS LETTER OF CREDIT TO THE ATTN: THE STANDBY LETTERS OF CREDIT UNIT, 131 SOUTH DEARBORN, 5TH FLOOR, MAIL CODE: IL1-0236, CHICAGO, IL 60603-5506, INCLUDING THE LETTER OF CREDIT NUMBER MENTIONED ABOVE. FOR TELEPHONE ASSISTANCE, PLEASE CONTACT THE STANDBY CLIENT SERVICE UNIT AT 1-800-634-1969, SELECT OPTION 1, AND HAVE THIS LETTER OF CREDIT NUMBER AVAILABLE.

AUTHORIZED SIGNATURE

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